Click to edit Master title style Page 1 Castle Brands Inc.(NYSE AMEX:ROX) Page 1 Castle Brands Inc. Our portfolio of high-end premium brands exemplifies our core values: To be bold in our vision, clear in our relationships and conduct our business with integrity and style. Company Presentation June 2012

Click to edit Master title style Page 2 Castle Brands Inc.(NYSE AMEX:ROX) Page 2 Forward Looking Statements MATTERS DISCUSSED IN THIS PRESENTATION CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.THESE STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES, RELATE TO THE DISCUSSION OF OURBUSINESS STRATEGIES AND OUR EXPECTATIONS CONCERNING FUTURE OPERATIONS, MARGINS, PROFITABILITY, LIQUIDITY AND CAPITAL RESOURCES AND TO ANALYSES AND OTHER INFORMATION THAT AREBASED ON FORECASTS OF FUTURE RESULTS AND ESTIMATES OF AMOUNTS NOT YET DETERMINABLE. WHEN USED IN THIS PRESENTATION, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE MADE BASED ON EXPECTATIONS AND BELIEFS CONCERNINGFUTURE EVENTS AFFECTING US AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO OUR OPERATIONS AND BUSINESS ENVIRONMENTS, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND OUR CONTROL, THAT COULD CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, OUR HISTORY OF LOSSES AND EXPECTATION OF FURTHER LOSSES, THE ADEQUACY OF OUR CASH RESOURCES AND OUR ABILITY TO RAISE ADDITIONAL CAPITAL, OUR ABILITY TO EXPAND OUR OPERATIONS IN BOTH NEW AND EXISTING MARKETS, OUR ABILITY TO DEVELOP OR ACQUIRE NEW BRANDS, OUR RELATIONSHIPS WITH DISTRIBUTORS, THE SUCCESS OF OUR MARKETING ACTIVITIES, THE EFFECT OF COMPETITION IN OUR INDUSTRY AND ECONOMIC AND POLITICALCONDITIONS GENERALLY, INCLUDING THE CURRENT RECESSIONARY ECONOMIC ENVIRONMENT AND CONCURRENT MARKET INSTABILITY, AND OTHER FACTORS DETAILED IN PERIODIC REPORTS FILED BY CASTLE BRANDS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Click to edit Master title style Page 3 Castle Brands Inc.(NYSE AMEX:ROX) Page 3 Company Overview • Castle Brands develops and markets premium spirits brands in four high-growth categories: rum, whiskey, vodka and liqueurs • Internal force of 20 sales and sales support personnel • Top-tier distributors in all 50 states • Solidly capitalized • Strong management team • Plans to expand distribution in Europe and Asia • Officers and directors own approximately 50% of our shares on a fully converted basis • Case sales for fiscal year ended March 31, 2011 were 307,277 (9L) for total revenues of $32 million – U.S. sales represented approximately 88% of total revenue

Click to edit Master title style Page 4 Castle Brands Inc.(NYSE AMEX:ROX) Page 4 2003 2004 2005 2006 2010 Acquired the Roaring Water Bay Spirits Group Limited, owner of Boru Vodka, Clontarf Irish Whisky, and Brady’s Irish Cream Liquor Began building sales team aggressively Exclusive U.S. marketing agreement with I.L.A.R. (Pallini Limoncello) Completed Initial Public Offering (IPO) Betts & Scholl wine acquired Refinanced and restructured Acquired 60% of the shares of Gosling- Castle Partners, Inc. , which holds the worldwide rights to the Gosling’s rums 2007 2008 2009 2011 Acquired McLain & Kyne, Ltd. producer of Jefferson’s Bourbons Added two agency brands to portfolio Castle Brands Inc. was formed with Knappogue Castle Irish Whiskey Castle Brands entered into an agreement with Autentica Tequilerato launch Tierras tequila. CompanyEvolution Equity placement, debt conversion and working capital facility. New partnership with Franciacorta.

Click to edit Master title style Page 5 Castle Brands Inc.(NYSE AMEX:ROX) Page 5 Recent Financings 2008: • Completed a $15 million private placement of common stock in late-2008 led by Dr. Phillip Frost • All $19 million of outstanding debt converted to common stock asof 11/1/08 • Strategic changes to strengthen management team and Board of Directors • Significant cost reductions • Increased focus on most profitable brands and markets 2011: • $7.1 million equity issuance ($3.2 million of new money and $3.9million of debt conversion) • Secured $5 million revolving credit facility from Keltic Financial Services

Click to edit Master title style Page 6 Castle Brands Inc.(NYSE AMEX:ROX) Page 6 Recent Financings -Results • Gross margins steadily increased • No corporate debt (excluding new revolving credit facility) • Liquidity increased substantially, enabling organic growth and investments in new brands • Operating EBITDA improved significantly • Strengthened relationships with distributors • Improved financial profile to attract additional premium brands • Established clear path to profitability FY 2008 FY 2009 FY 2010 FY 2011* Operating EBITDA (16,931) (11,299) (5,046) (4,048) * Loss includes $700,000 associated with start-up wine business.

Click to edit Master title style Page 7 Castle Brands Inc.(NYSE AMEX:ROX) Page 7 Path to Profitability • Continue increasing revenues and net brand contribution from our brands • Further cost reductions in FY2012 – International operations – Wine division • Increase revenues and earnings through new relationships with agency brands • Expect positive Adjusted EBITDA at spirits revenue of approximately $41.4 million

Click to edit Master title style Page 8 Castle Brands Inc.(NYSE AMEX:ROX) Page 8 Experienced Management Team • Mark Andrews –Chairman and Founder – Founded American Exploration Company, a natural resources company in 1980. He served as its Chairman and CEO, taking the Company public and selling it Louis Dreyfus Natural Gas Corp. (LDNGC) in1997. He also served as a Director at LDNGC. – Former Director of IVAX Corp. (from its founding) until its saleto TevaPharmaceutical Industries Limited (NASDAQ:TEVA). – Life Trustee of New York Presbyterian Hospital in New York City. – Received a Bachelor of Arts from Harvard College and MBA from Harvard Business School. • Richard Lampen –President and Chief Executive Officer – President and CEO of Ladenburg ThalmannFinancial Services Inc (NYSE AMEX:LTS). – Executive VP, Vector Group Ltd. (NYSE: VGR), holding company with business interests in consumer goods and real estate. – Former Managing Director and Senior Member, Leveraged Finance Group, Salomon Brothers Inc. – Former Partner & Co-Chairman of Corporate Department, Steel Hector & Davis, a law firm with headquarters in Miami, FL. – Received a Bachelor of Arts from the Johns Hopkins University and a JD from Columbia Law School. • John Glover –Chief Operating Officer – Over 30 years experience in marketing, commercial and general management in the spirits industry. – Former Senior VP Commercial Management of Remy CointreauUSA, – Served in various roles in marketing and commercial management with International Distillers and Vintners before it merged with United Distillers and Vintners, a subsidiary of Diageo plc (LSE:DGE). Served as Marketing Director of Smirnoff. – Holds both Undergraduate and MBA degrees from Dartmouth College. • Kelley Spillane –SVP Sales – Over 25 years experience in Spirits Sales – Pre Castle Experience includes senior sales roles at Carillon during the ascendancy of Absolutand Grand Marnier – Undergraduate degree from Ramapo College • Alfred Small –Chief Financial Officer – Over 10 years experience in finance, operations and compliance in the spirits industry. – Senior Accountant at GrodskyCaporrino & Kaufman, practicing in consumer goods, wholesale distribution, and technology – Bachelor of Science from the State University of New York and a Certified Public Accountant.

Click to edit Master title style Page 9 Castle Brands Inc.(NYSE AMEX:ROX) Page 9 Distribution Capabilities Distribution is the backbone of the Company’s operations: • Castle Brands has an unusually strong route to market in the U.S. • Castle Brands has a 25 person in-house sales and marketing team in the U.S. led by Kelley Spillane and Alejandra Pena. • Holds federal importer and wholesaler licenses required by the TTB, and the requisite state license in all 50 states and the District of Columbia • Distribution and brokerage relationships with top-tier distributors in U.S. • Represented by 80 distributors, the top three are: • Southern Wine & Spirits • Glazer’s • United Liquors • Distribution arrangements in approximately 20 other countries

Click to edit Master title style Page 10 Castle Brands Inc.(NYSE AMEX:ROX) Page 10 Established Sales Force AK MT WY ID WA OR NV UT CA AZ ND SD NE CO NM TX OK KS AR LA MO IA MN WI IL IN KY TN MS AL GA FL SC NC VA WV OH MI NY PA MD DE NJ CT RI MA ME VT NH HI •New England: 1 Regional Manager •1 Area Manager •New England: 1 Regional Manager •1 Area Manager •Mid-Atl./NY: 1 Regional Manager •Metro NY: 2 Key Account Managers •Mid-Atl./NY: 1 Regional Manager •Metro NY: 2 Key Account Managers •MD/D.C: 1 Area Manager •MD/D.C: 1 Area Manager •Southeast: 1 Regional Manager •FL/LA: 1 Area Manager •Southeast: 1 Regional Manager •FL/LA: 1 Area Manager •West Coast: 1 Regional Manager •1 Area Manager •1 Wine Regional Manager •West Coast: 1 Regional Manager •1 Area Manager •1 Wine Regional Manager •Midwest: 1 Regional Manager •Midwest: 1 Regional Manager 25 person national sales and marketing team: ▪ 15 dedicated sales professionals to cover the U.S. market. ▪ 5 people who provide sales support for specific brands Gosling’s (2), Bourbon (1), Hasse’s (2). ▪ 5 people in National Marketing •Mountain Region: 1 Regional Manager •Mountain Region: 1 Regional Manager •1 National Sales Manager •1 National Sales Manager

Click to edit Master title style Page 11 Castle Brands Inc.(NYSE AMEX:ROX) Page 11 Brand Marketing Activities •Three distinct target audiences for brands: – Distributors – Retail trade – Consumers •Five full-time, in-house marketing personnel •Third-party design and advertising firms •Brand advertising and marketing methods include: – Traditional advertising – Merchandising – Public relations – Event sponsorships – Tastings

Click to edit Master title style Page 12 Castle Brands Inc.(NYSE AMEX:ROX) Page 12 Premium Brand Portfolio

Click to edit Master title style Page 13 Castle Brands Inc.(NYSE AMEX:ROX) Page 13 Premium Brand Portfolio Gosling’s rum • Castle Brands owns 60% of Gosling-Castle Partners, Inc. (“GCP”), the exclusive global distributor of Gosling’s rum outside Bermuda • Premium rum brands, with a 200-year history in Bermuda • Sales outside of Bermuda have increased from approximately 35,000 cases to 120,000 cases, primarily in the U.S. • Stormy Ginger Beer launched recently and expected to sell over 140,000 cases this year. • Gosling’s well positioned for substantial growth – Additional penetration in core markets – Expanded presence in additional markets – Global potential

Click to edit Master title style Page 14 Castle Brands Inc.(NYSE AMEX:ROX) Page 14 Premium Brand Portfolio Jefferson’s Bourbon • Jefferson’s Bourbons are quickly becoming a success story in the “small batch”segment of the bourbon category • An umbrella brand, supporting line extensions at higher prices than the standard product –Jefferson’s Reserve and Jefferson’s Presidential Select –Successful launch of a limited edition Jefferson’s Rye whiskey earlier this year • Rapidly growing and highly profitable • Castle Brands owns 100% of the brand

Click to edit Master title style Page 15 Castle Brands Inc.(NYSE AMEX:ROX) Page 15 Premium Brand Portfolio Boru Vodka • Produced in Ireland; high quality product that compares well with other premium vodkas • Competes in the rapidly growing branded premium vodka market, a 12 million case subcategory (U.S.) that contains Smirnoff, Skyyand Svedka • Won numerous awards including top awards for liquid and for packaging • Total margins have been increased by concentrating on the most profitable markets and SKUs • Achieved scale to support growth both in the U.S. and internationally (60,000 cases sold last year) • Castle Brands owns 100% of the brand

Click to edit Master title style Page 16 Castle Brands Inc.(NYSE AMEX:ROX) Page 16 Premium Brand Portfolio Pallini Limoncello • Castle Brands has exclusive U.S. distribution rights for Pallini Limoncello and its related brand extensions • Since becoming agent, Castle Brands has increased U.S. sales from 5,000 cases to 30,000 cases • Pallini Limoncello is now the top selling premium limoncellobrand in the U.S. • Limoncello is the largest liqueur category in Italy and is rapidly growing in the U.S. • Pallini Limoncello is differentiated from other liqueurs by its fresh taste, mixabilityand elegant package • Expected to continue strong case sales growth

Click to edit Master title style Page 17 Castle Brands Inc.(NYSE AMEX:ROX) Page 17 Premium Brand Portfolio Knappogue Castle and Clontarf • Knappogue Castle Irish Whiskey (12yr single malt) • Clontarf Irish Whiskey (blended Irish whiskey) • Both triple-distilled and aged in bourbon barrels • Irish whiskey is the fastest growing segment of the whiskey category • Jameson’s and Bushmill’sgrowth benefits our brands, since consumers want highly endorsed alternatives • Significant barriers to entry • Substantial growth anticipated over the next 10 years • Castle Brands has 100% ownership of both brands

Click to edit Master title style Page 18 Castle Brands Inc.(NYSE AMEX:ROX) Page 18 Summary Income Statements Castle Brands Income Statement & Projections Twelve Months Ended March 31, Nine Months Ended December 31, 2011 2008 2009 2010 2011 Revenue 27,325 26,106 28,476 31,997 25,502 Cost of Goods Sold (COGS) 20,814 17,843 18,140 20,851 16,252 Gross Profit 6,511 8,263 10,336 11,146 9,249 SG&A 35,992 28,786 16,125 16,574 12,175 Loss from Operations (29,481) (20,523) (5,790) (5,427) (2,925) Operating EBITDA (16,931) (11,299) (5,046) (4,048) (2,079)

Click to edit Master title style Page 19 Castle Brands Inc.(NYSE AMEX:ROX) Page 19 Highlights: 9 months ended Dec 31, 2011 • Case sales and revenues from spirits brands were up strongly forthe year-to-date, well ahead of industry average • Rum sales increased 13.3% to $9.0 million, led by the continued growth of Gosling’s rums • Gross profit increased 15.6% to $9.2 million in the nine months, compared to $8.0 million for the comparable prior-year period • Cost containment continued to cause operating margins to improve • Loss from operations decreased 32.2% to ($2.9) million, comparedto a loss of ($4.3) million for the comparable prior-year period • EBITDA, as adjusted, improved by 41.2% to a loss of ($2.1) million, compared to a loss of ($3.5) million for the comparable prior-year period

Click to edit Master title style Page 20 Castle Brands Inc.(NYSE AMEX:ROX) Page 20 Growth Strategy • Drive organic growth –Continued focus on higher margin markets and SKUs –Expand market penetration in the U.S. –Expand in Europe and Asia • Launch brand extensions –Launched a limited edition Jefferson’s Rye whiskey –Introduce new lines of Jefferson’s Bourbon at higher price points –Premixed Dark ‘n Stormy®in a can in 2012 • Add new premium brands to portfolio –Agency agreements such as Franciacorta –Acquisitions

Click to edit Master title style Page 21 Castle Brands Inc.(NYSE AMEX:ROX) Page 21 Investment Highlights • Solid portfolio of premium brands • Substantial sales growth • Very strong in-house sales force • Top-tier distributors in all 50 states • Proven track record of growing brands in the US • Strong potential for developing a break-out brand success • Strong financial structure in place with access to capital • Well positioned to attract new agency brands • Professional management team able to maximize performance